THE PRUDENTIAL SERIES FUND, INC.

                            Supplement to Prospectus
                               dated May 1, 1998



The following information supplements the Prospectus of The Prudential Series Fund, Inc.:

DETERMINATION OF NET ASSET VALUE

Short-term debt obligations with a maturity of 12 months or less held by the Conservative Balanced Portfolio and Flexible Managed Portfolio are valued on an amortized cost basis in accordance with an order obtained from the Securities and Exchange Commission. Each of the Portfolios must maintain a dollar-weighted average maturity for its short-term debt obligations of 120 days or less. The values determined by the amortized cost method may deviate from market value under certain circumstances. The Board of Directors has established procedures to monitor whether any material deviation occurs and, if so, will promptly consider what action, if any, should be initiated to prevent unfair results to Contract owners. The short-term portion of these Portfolios may be invested only in high quality instruments, as described in the Prospectus.



Supplement dated May 14, 1998




PSF-SUP Ed.5-98
Catalog# 64N327D